1©2025 U.S. Bank | Confidential U.S. Bancorp 2Q26 Earnings Conference Call J u l y 1 6 , 2 0 2 6

2©2025 U.S. Bank | Confidential Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, future economic conditions and the anticipated future revenue, expenses, financial condition, asset quality, capital and liquidity levels, plans, prospects, targets, initiatives and operations of U.S. Bancorp. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “projects,” “forecasts,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from those set forth in forward-looking statements, including the following risks and uncertainties: deterioration in general business, political and economic conditions or turbulence in domestic or global financial markets, which could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility; changes to statutes, regulations, or regulatory policies or practices, including capital and liquidity requirements, and the enforcement and interpretation of such laws and regulations, and U.S. Bancorp’s ability to address or satisfy those requirements and other requirements or conditions imposed by regulatory entities; changes in trade policy, including the imposition of tariffs or the impacts of retaliatory tariffs; changes in interest rates; increases in unemployment rates; deterioration in the credit quality of U.S. Bancorp’s loan portfolios or in the value of the collateral securing those loans; changes in commercial real estate occupancy rates; increases in Federal Deposit Insurance Corporation (FDIC) assessments, including due to bank failures; actions taken by governmental agencies to stabilize or reform the financial system and the effectiveness of such actions; turmoil and volatility in the financial services industry; risks related to originating and selling mortgages, including repurchase and indemnity demands, and related to U.S. Bancorp’s role as a loan servicer; impacts of current, pending or future litigation and governmental proceedings; increased competitive pressure; changes in customer behavior and preferences and the ability to implement technological changes to respond to customer needs and meet competitive demands; breaches in data security; failures or disruptions in or breaches of U.S. Bancorp’s operational, technology or security systems or infrastructure, or those of third parties, including as a result of cybersecurity incidents; failures to safeguard personal information; impacts of pandemics, natural disasters, terrorist activities, civil unrest, international hostilities and geopolitical events, including those arising from conflict in the Middle East; impacts of supply chain disruptions, rising inflation, slower growth or a recession; effects of climate change and related physical and transition risks; failure to execute on strategic or operational plans; effects of mergers and acquisitions, such as the acquisition of Condor Trading LP and its subsidiaries, including BTIG, LLC (collectively, “BTIG”), and related integration, including that the expected benefits may take longer than anticipated to achieve or may not be achieved in entirety or at all and the costs relating to the combination may be greater than expected; effects of critical accounting policies and judgments; effects of changes in or interpretations of tax laws and regulations; management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk and liquidity risk; and the risks and uncertainties more fully discussed in the section entitled “Risk Factors” of U.S. Bancorp’s Form 10-K for the year ended December 31, 2025, and subsequent filings with the Securities and Exchange Commission. Factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the difficulty forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of U.S. Bancorp’s control or cannot be reasonably predicted. For the same reasons, U.S. Bancorp’s management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

3©2025 U.S. Bank | Confidential Growth • Record net revenue driven by robust loan growth, broad-based fee momentum, and one month impact from the BTIG acquisition 2Q26 Highlights Productivity • Significant positive operating leverage, balancing expense discipline with targeted investments in future growth Returns • Strong profitability supported by diversified revenue mix and continued execution against strategic priorities Risk & Financial Management • Improving asset quality and strong capital levels Note: All data reflects one month of earnings after the acquisition of BTIG 1 Taxable-equivalent basis; Non-GAAP; see appendix for calculation. 2 Non-GAAP; see appendix for calculations. 3 Common equity tier 1 capital to risk-weighted assets. 0.53% Net Charge-off Ratio 10.8% CET1 Capital Ratio3 7.5% Net Interest Income1 Growth vs. 2Q25 13.2% Fee Revenue Growth vs. 2Q25 400 bps Positive Operating Leverage2 vs. 2Q25 $1.35 Earnings per share 21.6% vs. 2Q25 18.7% Return on Tangible Common Equity2 1.26% Return on Average Assets 2.79% Net Interest Margin 57.1% Efficiency Ratio2 210 bps vs. 2Q25

4©2026 U.S. Bank | Confidential Accelerating Growth Through Disciplined Execution Fee Revenue Growth YoY1 $3,374M 2Q26 Reported Fee Revenue Adjusted Efficiency Ratio1 1 Non-GAAP; excludes notable items for applicable periods; see appendix for calculations and description of notable items. 2 Non-GAAP; see appendix for calculations. 3 Medium-term represents 2026 and 2027; subject to economic assumptions described in the appendix. Strong fee growth with improving efficiency ratio and higher returns Return on Average Assets 3.9% 1.9% 3.6% 5.1% 4.6% 9.5% 7.6% 6.9% 13.2% 9.9% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Excl. BTIG2 60.7% 60.2% 59.9% 60.8% 59.2% 57.2% 57.4% 58.2% 57.1% 56.7% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Medium-term target3 = mid single digits Medium-term target3 = mid-to-high 50s Excl. BTIG2 0.97% 1.08% 1.26% 2Q24 2Q25 2Q26 Medium-term target3 = 1.15% to 1.35% Operating within our medium-term targets

BTIG Acquisition is Complete

Deal closed June 1 as planned

us bancorp + BTIG

By the numbers[1]

~$98M record fee revenue booked in June	**~14%** June pre-tax margin
700+ employees	**50+** markets accessed

Looking Ahead

- BTIG's equity trading and investment banking capabilities complement U.S. Bancorp's fixed income, currency, and commodities (FICC) strength
- Integration is well underway
- Capital markets revenue for U.S. Bancorp is ~7% of total revenue and ~15% of fee revenue
- Capital Markets revenue target is 10%+ of total company revenue over time

U.S. Bancorp

[1] Amounts represent financial results and operations by BTIG on a standalone basis

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6©2026 U.S. Bank | Confidential Progress on Payments Transformation Growth is accelerating Credit Card Only YoY Fee Revenue Merchant Processing YoY Fee Revenue Corporate Payment Products & Prepaid YoY Fee Revenue 4.4% 5.2% 5.3% 5.6% 6.1% 2Q25 3Q25 4Q25 1Q26 2Q26 4.4% 5.2% 5.0% 5.1% 2.3% 2Q25 3Q25 4Q25 1Q26 2Q26 (1.3)% (3.5)% 0.0% 1.9% 11.8% 2Q25 3Q25 4Q25 1Q26 2Q26 23% Payment Services as a % of total Revenue 1,2 Card Issuing 14% Merchant Processing 6% Corporate Payments 3% • Total Payment Services revenue growth of 5.7% year-over-year (YoY) in 2Q26, up from 4.7% in 2Q25 ◦ $1.8B 2Q26 revenue ◦ NII growth 6.0% YoY; Fee growth 5.5% YoY • Accelerating Card Issuing momentum • Softness in MPS in Europe this quarter • Strong rebound in CPS $0.3B Fees | $0.8B Spread $0.5B Fees $0.2B Fees 1 For the three months ended June 30, 2026 taxable-equivalent basis. 2 Business line revenue percentages exclude Treasury and Corporate Support; Non- GAAP; see appendix for reconciliation. 3 Other Managed Payments revenue includes Debit and Treasury Management not reported in Payment Services. Excludes Other Managed Payments3 4% $0.3B Fees

7©2025 U.S. Bank | Confidential Spotlight: Consumer Franchise Map does not include our European locations 1 As of May 31, 2026 Client centers Branch network Key observations ~13 Million Consumer Customers1 – 18% out of branch footprint 2,061 Branches 55 Client Centers 42% Multi-Serve Clients – up from ~40% in 2024 Unique and attractive franchise

Consumer and Business Strategy

Select interconnected initiatives driving sustainable growth

Relationship-led growth

Advanced local market pricing capabilities

Coordinated relationship deepening across channels

❯ 3rd consecutive quarter of record Consumer deposits


RELATIONSHIPS
REACH
Trusted, interconnected bank
PRODUCTS

Expanded reach

Branch density investments across 10 high-growth markets

Expanding reach through branches, digital and partnerships

❯ Branch investment growing to **$300M annually**

Interconnected solutions

Smartly for consumers

Business Essentials for small businesses

Mortgage-led deepening

❯ **$84B+** in U.S. Bank Smartly®[1] | **$5B+** in mortgage deposits[2]

U.S. Bancorp

[1] Amounts of deposits in U.S. Bank Smartly® Checking and Savings accounts as of 6/30/26. [2] As of 6/30/26.

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9©2025 U.S. Bank | Confidential 2Q26 Results Summary Income Statement Balance Sheet Capital 1 Taxable-equivalent basis; Non-GAAP; see appendix for calculation. 2 Common equity tier 1 capital to risk-weighted assets. 3 Non-GAAP; see appendix for calculations. 4 Earnings returned (millions) = total common dividends paid and aggregate value of common shares repurchased inclusive of treasury shares repurchased in connection with stock compensation plans Change vs. $ in millions, except EPS 2Q26 1Q26 2Q25 Net interest income1 $4,387 2.2% 7.5 % Noninterest income 3,325 10.9 13.7 Noninterest expense 4,428 3.8 5.9 Net income to company 2,177 11.9 19.9 Diluted EPS $1.35 14.4 21.6 Change vs. $ in millions 2Q26 1Q26 2Q25 Nonperforming assets $1,346 (11.9) % (19.9) % NPA ratio 0.33% (5) bps (11) bps Net charge-off ratio 0.53% (3) bps (6) bps 90+ day delinquency 0.18% (3) bps (7) bps Ending balance Avg balance Average Period Balance change vs. $ in billions 2Q26 2Q26 1Q26 2Q25 Total assets $725.9 $694.7 .9% 3.2 % Earning assets 658.5 629.0 .8 2.6 Total loans 410.3 405.5 3.0 7.1 Total deposits 532.1 515.1 — 2.4 Change vs. 2Q26 1Q26 2Q25 CET1 capital ratio2 10.8% — bps 10 bps Total risk-based capital ratio 14.4% 20 bps 10 bps Book value per share $38.91 2.6% 11.0 % Tangible book value per share3 $30.04 1.6% 13.3 % Earnings returned (millions)4 $1,017 Credit Quality

10©2025 U.S. Bank | Confidential 13 bps Net Interest Margin 210 bps Efficiency Ratio 1.08% 1.15% 1.26% Return on Average Assets 2Q25 1Q26 2Q26 59.2% 58.2% 57.1% 2.66% 2.77% 2.79% Efficiency Ratio Net Interest Margin 2Q25 1Q26 2Q26 Performance Ratios 12.9% 12.6% 14.0% Return on Average Common Equity 2Q25 1Q26 2Q26 18.0% 17.0% 18.7% Return on Tangible Common Equity 2Q25 1Q26 2Q26 Return on Average Assets Return on Average Common Equity Return on Tangible Common Equity1 Efficiency Ratio1 & Net Interest Margin 2 1 Non-GAAP; see appendix for calculations 2 Net interest margin on a taxable-equivalent basis; see appendix for calculations 18 bps Year-over-year Broad-based strength across key metrics 110 bps Year-over-year 70 bps Year-over-year Year-over-year

11©2025 U.S. Bank | Confidential Balance Sheet Summary Total Average Deposits 2Q26 Highlights Total Average Loans $379 $379 $384 $394 $405 5.89% 5.97% 5.80% 5.69% 5.67% Average Balance Avg Yield % 2Q25 3Q25 4Q25 1Q26 2Q26 Investment Portfolio End of Period Balances $ i billions 1 Consumer includes Wealth. 2 Balances exclude unrealized gains (losses). 3 Non-GAAP; reflects strategic loan sales of $5.5 billion in 2Q25. $174 $171 $171 $174 $168 3.18% 3.26% 3.16% 3.08% 3.19% Ending Balance Avg Yield % 2Q25 3Q25 4Q25 1Q26 2Q26 2 • Average consumer deposits grew 2.8% year-over-year; Another record quarter • Average loan growth of 7.1% year-over-year or 8.0%3 when adjusted for 2Q25 loan sales • Average investment portfolio yield increased 11 bps linked quarter on higher reinvestment yields Interest-bearing deposits 2Q25 3Q25 4Q25 1Q26 2Q26 2.41% 2.43% 2.25% 2.13% 2.15% Avg. Yield % Robust loan growth and strategic portfolio remixing driving year-over-year growth $266 $268 $270 $270 $273 $237 $244 $245 $245 $242 Consumer Wholesale, Trust, Other 2Q25 3Q25 4Q25 1Q26 2Q26 $515 $503 $512 1 $515 $515

12©2025 U.S. Bank | Confidential • Strong performance in commercial, credit card and commercial real estate loan growth alongside continued funding optimization supported year-over-year growth in net interest income • Linked quarter net interest income increase driven by loan growth and the benefits of fixed asset repricing. Net Interest Income % Change vs. 2Q26 1Q26 2Q25 Loans $5,728 3.7% 3.2 % Loans held for sale 43 22.9 (27.1) Investment securities 1,344 3.1 (.8) Other interest income 483 (11.0) (24.8) Total interest income $7,598 2.6 (.1) Deposits $2,330 2.0 (8.3) Short-term borrowings 249 16.4 (14.4) Long-term debt 658 1.9 (8.7) Total interest expense $3,237 3.0 (8.9) Net interest income $4,361 2.3 7.7 Taxable-equivalent adjustment 26 (7.1) (10.3) Net interest income, on a taxable-equivalent basis $4,387 2.2% 7.5 % Net interest margin (taxable-equivalent basis) 2.79% 2 bps 13 bps Growth supported by improving asset mix, loan momentum and fixed asset repricing $ in millions

13©2025 U.S. Bank | Confidential • BTIG contributed ~$98M in Capital Markets fee revenue in the month of June while operating at a ~14% pre-tax margin • Fee revenue increased 13.2% year-over-year, or 9.9% excluding BTIG2, reflecting broad-based strength across our differentiated fee businesses Noninterest Income $ in millions 1 Other managed payments includes Debit and Treasury Management not reported in Payment Services. 2 Non-GAAP; see appendix for calculations. % Change vs. 2Q26 1Q26 2Q25 Payment services $1,038 12.2% 5.5 % Other managed payments1 322 3.9 (0.6) Consolidated payments fees 1,360 10.1 4.0 Trust and investment management fees 785 5.4 11.7 Capital markets revenue 512 35.8 62.5 Investment product fees 102 5.2 13.3 Institutional fees 1,399 14.8 26.3 Lending and deposit-related fees 308 4.8 11.2 Mortgage banking revenue 169 5.0 4.3 Other 138 12.2 9.5 Consumer / Other 615 6.4 8.8 Total fee revenue 3,374 11.3 13.2 Securities gains (losses), net (49) (40.0) 14.0 Noninterest Income $3,325 10.9% 13.7 % Strong activity across all fee businesses

14©2025 U.S. Bank | Confidential Noninterest Expense $ i millions 1 Non-GAAP; see appendix for calculations % Change vs. 2Q26 1Q26 2Q25 Compensation and benefits $2,685 2.2% 3.3 % Technology and communications 601 4.9 12.5 Occupancy and equipment 303 (.3) .7 Professional services 112 21.7 2.8 Marketing and business development 216 (.5) 34.2 Other intangibles 114 3.6 (8.1) All other 397 16.4 12.8 Total noninterest expense $4,428 3.8% 5.9% • BTIG contributed $84M in noninterest expense in the month of June • Noninterest expense increased 5.9% on a year-over-year basis reflecting the impact of the BTIG acquisition, alongside marketing initiatives and technology investments, partially offset by operational efficiencies; Noninterest expense increased 3.9% year-over-year excluding BTIG1 Investing for growth while delivering significant productivity gains

15©2025 U.S. Bank | Confidential 61.1% 62.5% 60.2% 59.9% 60.8% 57.2% 57.4% 58.2% 57.1% (420) (230) 30 190 270 250 530 440 440 400 Efficiency Ratio YoY Operating Leverage (bps) 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Executing Growth While Improving Profitability Disciplined execution continues to drive improved returns and sustained EPS Growth 1 Non-GAAP; excludes notable items for applicable periods; see appendix for calculations and description of notable items. Adjusted Efficiency Ratio & YoY Operating Leverage1 60.7% 59.2% (470) (18)% (22)% (13)% (2)% 8% 14% 13% 18% 18% 15% 22% YoY EPS Growth % 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Adjusted EPS Growth YoY1

16©2025 U.S. Bank | Confidential $501 $571 $577 $576 $538 $554 $536 $527 $546 $536 2.07% 2.06% 2.03% 2.00% 1.94% $ in millions, unless specified Credit Quality Provision decrease, credit quality improvement, and stabilizing economic conditions Amount ($B) Reserve (%) Commercial 1.8 1.1% Commercial real estate 1.2 2.4% Residential mortgage .7 .6% Credit card 3.4 8.6% Other retail .9 2.0% Total 8.0 1.9% Change vs. 2Q26 1Q26 2Q25 Nonperforming assets Balance $1,346 $(182) $(334) NPAs/period-end loans plus OREO 0.33% (5) bps (11) bps Net charge-offs NCOs $536 $(10) $(18) NCOs/avg loans 0.53% (3) bps (6) bps Provision for Credit Losses Net Charge-offs (NCO) and Nonperforming Assets (NPA) Highlights Allowance for Credit Losses by Loan Category, 2Q26 • Net charge off ratio is 53 basis points • Allowance for credit losses relatively unchanged as improved credit quality was offset by new loan growth • NPA levels improved due to resolution activity and moderating inflows NCOs Reserve Build (Release) Allowance for Credit Losses / Period-end Loans 2Q25 3Q25 4Q25 $35 1Q26 $50 $(53) $30 $ $ 2Q26 $2

17©2025 U.S. Bank | Confidential Capital Management Modest share repurchases with continued capital accretion through earnings 1 1Q23 ratios calculated in accordance with transitional regulatory requirements related to the CECL methodology 2 Non GAAP; see appendix for calculations 2nd Quarter Highlights CET1 Ratio Including AOCI 28.9% 9.2%6.5% 8.5% 10.7% 10.9% 10.8% 10.8% 10.8% 1Q23 2Q25 3Q25 4Q25 1Q26 2Q26 7.1% CET1 Ratio Regulatory Minimum Binding Capital Constraint starting in 4Q25 9.3% • As of June 30, 2026, Common Equity Tier 1 capital ratio was flat linked quarter as robust earnings generation supported capital distributions, strong loan growth and the BTIG acquisition; Including AOCI, CET1 ratio was 9.4%2 • Completed common stock repurchases of $200 million • 2026 CCAR results continue to reflect strong capital levels; Planned capital actions included a ~4% increase to the quarterly common stock dividend in the third quarter (subject to Board approval) CET1 Ratio 9.3% 1 9.4%

18©2025 U.S. Bank | Confidential Guidance - 3Q and FY 2026 1 Taxable-equivalent basis; see appendix for calculation. 2 Non-GAAP; see appendix for calculations. 2Q26 Performance (excluding BTIG) Net interest income1 Total noninterest expense 2Q Guidance 2Q Result $4,387M 7.5% vs. 2Q25 $4,344M2 3.9%2 vs. 2Q25 Total fee revenue $3,276M2 9.9%2 vs. 2Q25 3Q26 Net interest income1 Total noninterest expense Total fee revenue +6% to 7% vs. 2Q25 of $4,080M +6% to 7% vs. 2Q25 of $2,981M +3% to 4% vs. 2Q25 of $4,181M Total net revenue Positive operating leverage +7% to 9% vs. FY25 of $28.7B1 +5% to 7% excluding BTIG ~200 bps 300+ bps excluding BTIG BTIG expected to add ~$200M of quarterly net revenue with a margin of 15-20% +4% to 6% vs. 3Q25 of $4,251M +12% to 14% vs. 3Q25 of $3,085M +~8% vs. 3Q25 of $4,197M Guidance (including BTIG) FY 2026

19©2025 U.S. Bank | Confidential Focused on our Medium-Term Targets 1 Non-GAAP; see appendix for calculations. 2 Excludes securities gains (losses). 3 Non-GAAP; as adjusted for notable items; see appendix for calculation and description of notable items. 4 Medium-term represents 2026 and 2027; subject to economic assumptions described in the appendix. 2Q 2025 1Q 2026 2Q 2026 Medium-term Target4 Return on Average Assets 1.08% 1.15% 1.26% 1.15% to 1.35% Return on Tangible Common Equity1 18.0% 17.0% 18.7% High teens Fee Revenue Growth (YoY)2 4.6% 6.9% 13.2% Mid-single digits Efficiency Ratio1 59.2% 58.2% 57.1% Mid-to-high 50s Operating Leverage (YoY) 250 bps 440 bps 400 bps Committed to positive operating leverage CET1 Capital Ratio (Cat III) 10.7% 10.8% 10.8% ~10% Cat II pro forma CET1 Capital Ratio with AOCI1 8.9% 9.3% 9.4% 3 1 1

20©2025 U.S. Bank | Confidential From Strength to Acceleration • Comfortably operating in medium-term target ranges • Sustaining high returns and productivity while accelerating EPS growth • Confident in resilient fundamentals, with broad-based growth and healthy consumer and client activity • Differentiating client outcomes with innovative products and fee-rich model to drive durable, high-quality growth

21©2025 U.S. Bank Appendix

22©2025 U.S. Bank | Confidential Income Statement Detail 1 Taxable-equivalent basis 2 Non-GAAP; see appendix for calculations % Change $ in millions, except EPS 2Q26 1Q26 2Q25 vs 1Q26 vs 2Q25 Net interest income $4,361 $4,263 $4,051 2.3% 7.7 % Taxable-equivalent adjustment 26 28 29 (7.1) (10.3) Net interest income (taxable-equivalent basis) 4,387 4,291 4,080 2.2 7.5 Noninterest income 3,325 2,997 2,924 10.9 13.7 Net revenue 7,712 7,288 7,004 5.8 10.1 Noninterest expense 4,428 4,265 4,181 3.8 5.9 Operating income 3,284 3,023 2,823 8.6 16.3 Provision for credit losses 538 576 501 (6.6) 7.4 Income before taxes 2,746 2,447 2,322 12.2 18.3 Applicable income taxes 563 497 501 13.3 12.4 Net income 2,183 1,950 1,821 11.9 19.9 Noncontrolling interests (6) (5) (6) (20.0) — Net Income to company 2,177 1,945 1,815 11.9 19.9 Preferred dividends/other 79 104 82 (24.0) (3.7) Net Income to common $2,098 $1,841 $1,733 14.0% 21.1 % Net interest margin1 2.79% 2.77% 2.66% 2 bps 13 bps Efficiency ratio2 57.1% 58.2% 59.2% (110) bps (210) bps Diluted EPS $1.35 $1.18 $1.11 14.4% 21.6%

23©2025 U.S. Bank | Confidential Average Loans • On a year-over-year basis, average total loan growth was driven by higher commercial loans, commercial real estate loans and credit card loans • On a linked quarter basis, the increase in average total loans was broad based across categories Average % of Average Change vs. 2Q 2026 Balance Total 1Q26 2Q25 Commercial $157 39% 5.0% 14.1 % Commercial real estate 51 13% 3.7 5.8 Residential mortgages 117 29% .4 1.4 Credit card 38 9% 2.8 8.4 Other retail 42 10% 2.4 0.5 Total loans $405 3.0% 7.1% $378.5 $393.6 $405.5 2Q25 1Q26 2Q26 $ i billions +3.0% linked quarter +7.1% year-over-year

NDFI Portfolio - Well Diversified, Strong Credit Quality

Commercial Loan Composition



$52
$108
6/30/2026
Core C&I
NDFI

2Q26 Category Allocation & Credit Category Rating[1]



27.7%
27.2%
14.5%
19.0%
11.6%
6/30/2026
Private Equity **A+**
Business **AA-**
Consumer **AA**
Mortgage **BBB+**
Other **A-**

Private Equity:
Subscription Lines (e.g., capital call facilities)

Business Credit:
CLOs, Commercial ABS, BDCs

Consumer Credit:
Consumer Auto ABS

Mortgage Credit:
Warehouse Lines, Repo Lines

Other:
All Other (e.g. insurance, broker/dealer)

Non-Depository Financial Institution (NDFI) loan portfolio characteristics:

- Exposures are managed through robust internal processes, including limits sized for our risk appetite
- Growth supported by diversification across repayment sources (institutional investors, industries, and CRE property types)
- Average portfolio credit quality of A exceeds that of our core investment-grade corporate and commercial lending book of BBB+[1]
- Criticized rate is <1% of total NDFI portfolio as compared to 1.9% for core C&I portfolio. U.S. Bancorp has limited exposure to BDCs at approximately 2% of total NDFI portfolio
- Asset quality supported by strong collateral and structural protections (performance covenants, overcollateralization)

U.S. Bancorp

Loan composition based on ending balances ($ in billions)
CLO = Collateralized Loan Obligations, BDC = Business Development Corporations, ABS = Asset Backed Security
[1] Credit Category Rating is bespoke based on internal ratings mapped to external S&P equivalent ratings

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25©2025 U.S. Bank | Confidential Average Deposits • On a year-over-year basis, average total deposits growth was driven by higher savings, money market, and noninterest-bearing deposits partially offset by lower time deposit balances • On a linked quarter basis, average total deposits were flat as growth in savings accounts was offset by lower money market and time deposit balances $ i billions Noninterest-bearing Interest-bearing 2Q25 1Q26 2Q26 Average Average Change vs. 2Q 2026 Balance 1Q26 2Q25 Noninterest-bearing deposits $81 — % 1.9 % Money market savings 182 (3.7) 2.8 Interest checking 132 1.3 .6 Savings accounts 74 7.9 26.7 Time deposits 46 (.4) (18.4) Total interest-bearing deposits $434 — % 2.5 % Total deposits $515 — % 2.4% $515.1$515.1$502.9

26©2025 U.S. Bank | Confidential Capital Position $ in billions 2Q26 1Q26 4Q25 3Q25 2Q25 Total U.S. Bancorp shareholders’ equity $67.4 $65.8 $65.2 $63.3 $61.4 Basel III Standardized Approach Common equity tier 1 capital ratio 10.8% 10.8% 10.8% 10.9% 10.7 % Tier 1 capital ratio 12.2% 12.3% 12.3% 12.4% 12.3 % Total risk-based capital ratio 14.4% 14.2% 14.2% 14.4% 14.3 % Leverage ratio 8.9% 8.8% 8.7% 8.6% 8.5 % Common equity to assets 8.4% 8.4% 8.4% 8.1% 8.0 % Tangible common equity to tangible assets 1 6.6% 6.7% 6.7% 6.4% 6.1 % Tangible common equity to risk-weighted assets 1 9.4% 9.4% 9.4% 9.3% 9.0% 1 Non-GAAP; see appendix for calculations

27©2025 U.S. Bank | Confidential Credit Quality - Commercial $137,966 $139,954 $143,114 $149,833 $157,384 0.19% 0.09% 0.29% 0.33% 0.24 % Average Loans NCO% 2Q25 3Q25 4Q25 1Q26 2Q26 Key StatisticsAverage Loans ($M) and Net Charge-offs Ratio 2.6% 1.4% 2.3% 4.7% 5.0% Linked Quarter Growth Key Points • Average loans increased by 5.0% on a linked quarter basis driven by diverse loan growth • Improvement across delinquency, net-charge off, and non-performing loans metrics • Utilization increased on a linked quarter basis to 26.2% for 2Q26 versus 25.7% for 1Q26 $ in millions 2Q25 1Q26 2Q26 Average loans $137,966 $149,833 $157,384 30-89 delinquencies 0.17% 0.14% 0.13% 90+ delinquencies 0.01% 0.02% 0.01 % Nonperforming loans 0.41% 0.42% 0.25 % Revolving Line Utilization Trend 4Q 17 2Q 18 4Q 18 2Q 19 4Q 19 2Q 20 4Q 20 2Q 21 4Q 21 2Q 22 4Q 22 2Q 23 4Q 23 2Q 24 4Q 24 2Q 25 4Q 25 2Q 26 10% 20% 30% 40%

28©2025 U.S. Bank | Confidential CRE by Loan Type Mortgage 62% Owner Occupied 19% Construction 19% Credit Quality – Commercial Real Estate Key Points Average Loans ($M) and Net Charge-offs Ratio Key Statistics Linked Quarter Growth (0.9)% (0.5)% 0.5% 1.9% 3.7% • Average loans increased by 3.7% on a linked quarter basis • 90+ day delinquencies improved on a linked quarter basis • Nonperforming loans concentrated in the Office portfolio $48,466 $48,246 $48,490 $49,408 $51,257 0.47% 0.85% (0.02) % (0.07) % 0.10 % Average Loans NCO% 2Q25 3Q25 4Q25 1Q26 2Q26 CRE by Property Class SFR Construction 6% Owner Occupied 19% Multi-Family 38% Office 8% Industrial 14% Other 15% $ in millions 2Q25 1Q26 2Q26 Average loans $48,466 $49,408 $51,257 30-89 delinquencies 0.23% 0.19% 0.13% 90+ delinquencies 0.28% 0.03% 0.01 % Nonperforming loans 1.58% 1.04% 1.09% 1 1 SFR = S ngle Family Residential

29©2025 U.S. Bank | Confidential Credit Quality - Residential Mortgage $115,616 $114,780 $115,390 $116,690 $117,196 0.00% 0.00% (0.01) % 0.00% 0.00 % Average Loans NCO% 2Q25 3Q25 4Q25 1Q26 2Q26 Key Points • Average loans increased by 0.4% on a linked quarter basis • Continued low losses and nonperforming loans supported by strong credit quality and collateral values • High credit quality originations continued (weighted average credit score of 774, weighted average LTV of 69%) Linked Quarter Growth Average Loans ($M) and Net Charge-offs Ratio Key Statistics $ in millions 2Q25 1Q26 2Q26 Average loans $115,616 $116,690 $117,196 30-89 delinquencies 0.15% 0.14% 0.15% 90+ delinquencies 0.28% 0.23% 0.20 % Nonperforming loans 0.13% 0.14% 0.15% (2.7)% (0.7)% 0.5% 1.1% 0.4% Residential Mortgage Delinquencies ($M) 30-89 days past due 90+ days past due 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 $— $200 $400 $600 $800 $1,000

30©2025 U.S. Bank | Confidential Credit Quality - Credit Card $35,439 $36,079 $37,019 $37,341 $38,403 4.30% 3.80% 3.84% 3.96% 3.83 % Average Loans NCO% 2Q25 3Q25 4Q25 1Q26 2Q26 Key Points • Average loans increased by 2.8% on a linked quarter basis • Net charge-off ratio decreased to 3.83% • 30-89 and 90+ day delinquency rates decreased from prior quarter Average Loans ($M) and Net Charge-offs Ratio Key Statistics 1.0% 1.8% 2.6% 0.9% 2.8% Linked Quarter Growth $ in millions 2Q25 1Q26 2Q26 Average loans $35,439 $37,341 $38,403 30-89 delinquencies 1.26% 1.28% 1.17% 90+ delinquencies 1.26% 1.29% 1.13 % Nonperforming loans — % — % — % Credit Card Delinquencies ($M) 30-89 days past due 90+ days past due 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 $— $200 $400 $600 $800 $1,000

31©2025 U.S. Bank | Confidential Credit Quality - Other Retail Key Points • Average loans increased 2.4% on a linked quarter basis • Net charge-off ratio decreased 11 bps on a linked quarter basis, primarily driven by retail leasing Average Loans ($M) and Net Charge-offs Ratio Key Statistics Linked Quarter Growth (1.7)% (2.3)% 0.4% —% 2.4% $41,042 $40,093 $40,272 $40,288 $41,241 0.52% 0.57% 0.67% 0.69% 0.58 % Average Loans NCO% 2Q25 3Q25 4Q25 1Q26 2Q26 Auto Loans 8% Installment 36% Home Equity 34% Retail Leasing 9% Revolving Credit 13% $ in millions 2Q25 1Q26 2Q26 Average loans $41,042 $40,288 $41,241 30-89 delinquencies 0.43% 0.41% 0.39% 90+ delinquencies 0.13% 0.13% 0.10 % Nonperforming loans 0.38% 0.39% 0.39%

32©2025 U.S. Bank | Confidential Financial Targets Return on Average Assets Return on Tangible Common Equity Fee Income Growth (YoY) Efficiency Ratio 1.15% to 1.35% High teens Mid-single digits Mid-to-high 50s Medium-term1 Key assumptions2 Modest GDP growth Stable unemployment rate Moderating inflation Current tax policy Fed Funds rate path consistent with market implied Upward sloping yield curve driven by rate cuts Stable credit quality 1 Me ium-term represents 2026 and 2027 2 Key assumptions as of September 12, 2024 and presented at Investor Day

33©2025 U.S. Bank | Confidential Non-GAAP Financial Measures Three Months Ended (Dollars in Millions, Unaudited) June 30, 2026 March 31, 2026 June 30, 2025 Net income applicable to U.S. Bancorp common shareholders $ 2,098 $ 1,841 $ 1,733 Intangibles amortization (net-of-tax) 90 87 98 Net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization 2,188 1,928 1,831 Annualized net income applicable to U.S. Bancorp common shareholders, excluding intangibles amortization (a) 8,776 7,819 7,344 Average total equity 67,327 66,315 61,356 Average preferred stock (6,808) (6,808) (6,808) Average noncontrolling interests (462) (458) (457) Average goodwill (net of deferred tax liability) (1) (11,796) (11,601) (11,544) Average intangible assets (net of deferred tax liability), other than mortgage servicing rights (1,409) (1,474) (1,734) Average tangible common equity (b) 46,852 45,974 40,813 Return on tangible common equity (a)/(b) 18.7% 17.0% 18.0% (1) – s e l st page in appendix for corresponding notes

34©2025 U.S. Bank | Confidential Non-GAAP Financial Measures (Dollars and Shares in Millions Except Per Share Data, Unaudited) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Total equity $ 67,895 $ 66,247 $ 65,651 $ 63,798 $ 61,896 Preferred stock (6,808) (6,808) (6,808) (6,808) (6,808) Noncontrolling interest (463) (461) (458) (458) (458) Common equity (a) 60,624 58,978 58,385 56,532 54,630 Goodwill (net of deferred tax liability) (1) (12,193) (11,588) (11,603) (11,603) (11,613) Intangible assets (net of deferred tax liability), other than mortgage servicing rights (1,624) (1,429) (1,507) (1,605) (1,699) Tangible common equity (b) 46,807 45,961 45,275 43,324 41,318 Total assets (c) 725,918 700,998 692,345 695,357 686,370 Goodwill (net of deferred tax liability) (1) (12,193) (11,588) (11,603) (11,603) (11,613) Intangible assets (net of deferred tax liability), other than mortgage servicing rights (1,624) (1,429) (1,507) (1,605) (1,699) Tangible assets (d) 712,101 687,981 679,235 682,149 673,058 Risk-weighted assets, determined in accordance with prescribed regulatory capital requirements effective for the Company (e) 496,488 487,958 480,382 465,092 459,521 Common shares outstanding (f) 1,558 1,555 1,555 1,556 1,558 Ratios* Common equity to assets (a)/(c) 8.4% 8.4% 8.4% 8.1% 8.0% Tangible common equity to tangible assets (b)/(d) 6.6 6.7 6.7 6.4 6.1 Tangible common equity to risk-weighted assets (b)/(e) 9.4 9.4 9.4 9.3 9.0 Tangible book value per common share (b)/(f) $ 30.04 $ 29.56 $ 29.12 $ 27.84 $ 26.52 * (1) – s e l st page in appendix for corresponding notes *Preliminary data. Subject to change prior to filings with applicable regulatory agencies.

35©2025 U.S. Bank | Confidential Non-GAAP Financial Measures (Dollars in Millions, Unaudited) June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2023 Common equity tier 1 capital, determined in accordance with prescribed regulatory capital requirements effective for the company (a) 53,575 52,648 51,665 50,587 49,382 42,027 Accumulated Other Comprehensive Income (AOCI) related adjustments (2) (6,790) (7,049) (6,893) (7,638) (8,458) (10,153) Common equity tier 1 capital, including AOCI related adjustments (2) (b) 46,785 45,599 44,772 42,949 40,924 31,874 Risk-weighted assets, determined in accordance with prescribed regulatory capital requirements effective for the company (c) 496,488 487,958 480,382 465,092 459,521 494,048 Ratios Common equity tier 1 capital ratio (a)/(c) 10.8% 10.8% 10.8% 10.9% 10.7% 8.5 % Common equity tier 1 capital ratio, including AOCI related adjustments (2) (b)/(c) 9.4 9.3 9.3 9.2 8.9 6.5 (2) – s e l st page in appendix for corresponding notes

36©2025 U.S. Bank | Confidential Non-GAAP Financial Measures Three Months Ended (Dollars in Millions, Unaudited) June 30, 2026 June 30, 2025 March 31, 2026 March 31, 2025 December 31, 2025 December 31, 2024 Net interest income $ 4,361 $ 4,051 $ 4,263 $ 4,092 $ 4,284 $ 4,146 Taxable-equivalent adjustment (3) 26 29 28 30 28 30 Net interest income, on a taxable-equivalent adjustment basis 4,387 4,080 4,291 4,122 4,312 4,176 Net interest income, on a taxable-equivalent basis (as calculated above) 4,387 4,080 4,291 4,122 4,312 4,176 Noninterest income 3,325 2,924 2,997 2,836 3,053 2,833 Total net revenue 7,712 7,004 7,288 6,958 7,365 7,009 Less: Securities gains (losses), net (49) (57) (35) — 3 (1) Total net revenue, excluding net securities gains (losses) (a) 7,761 7,061 7,323 6,958 7,362 7,010 Percent change (b) 9.9% 5.2% 5.0 % Less: BTIG fee revenue 98 Total net revenue, excluding BTIG fee revenue (c) 7,663 Noninterest expense (d) 4,428 4,181 4,265 4,232 4,227 4,311 Percentage change (e) 5.9% 0.8% (1.9) % Less: Notable items (4) — — — — — 109 Total noninterest expense, excluding notable items 4,428 4,181 4,265 4,232 4,227 4,202 Percentage change (f) 5.9% 0.8% 0.6 % Less: BTIG noninterest expense 84 — Total noninterest expense, excluding notable items and BTIG noninterest expense (g) 4,344 4,181 Percentage change 3.9 % Operating leverage (b) - (e) 4.0% 4.4% 6.9 % Operating leverage, excl. notable items (b) - (f) 4.0% 4.4% 4.4 % Efficiency ratio (d) / (a) 57.1% 58.2% 57.4 % Efficiency ratio, excl. BTIG impact (g) / (c) 56.7% (3), (4) – see last page in appendix for corresponding notes

37©2025 U.S. Bank | Confidential Non-GAAP Financial Measures Three Months Ended (Dollars in Millions, Unaudited) September 30, 2025 September 30, 2024 June 30, 2025 June 30, 2024 March 31, 2025 March 31, 2024 Net interest income $ 4,222 $ 4,135 $ 4,051 $ 4,023 $ 4,092 $ 3,985 Taxable-equivalent adjustment (3) 29 31 29 29 30 30 Net interest income, on a taxable-equivalent adjustment basis 4,251 4,166 4,080 4,052 4,122 4,015 Net interest income, on a taxable-equivalent basis (as calculated above) 4,251 4,166 4,080 4,052 4,122 4,015 Noninterest income 3,078 2,698 2,924 2,815 2,836 2,700 Total net revenue 7,329 6,864 7,004 6,867 6,958 6,715 Less: Securities gains (losses), net (7) (119) (57) (36) — 2 Total net revenue, excluding net securities gains (losses) (a) 7,336 6,983 7,061 6,903 6,958 6,713 Percent change (b) 5.1% 2.3% 3.6 % Noninterest expense (c) 4,197 4,204 4,181 4,214 4,232 4,459 Percentage change (d) (0.2) % (0.8) % (5.1) % Less: Notable items (4) — — — 26 — 265 Total noninterest expense, excluding notable items (e) 4,197 4,204 4,181 4,188 4,232 4,194 Percentage change (f) (0.2) % (0.2) % 0.9 % Operating leverage (b) - (d) 5.3% 3.1% 8.7 % Operating leverage, excl. notable items (b) - (f) 5.3% 2.5% 2.7 % Efficiency ratio (c) / (a) 57.2% 59.2% 60.8% (3), (4) – see last page in appendix for corresponding notes

38©2025 U.S. Bank | Confidential Non-GAAP Financial Measures Three Months Ended (Dollars in Millions, Unaudited) December 31, 2024 December 31, 2023 September 30, 2024 September 30, 2023 June 30, 2024 June 30, 2023 Net interest income $ 4,146 $ 4,111 $ 4,135 $ 4,236 $ 4,023 $ 4,415 Taxable-equivalent adjustment (3) 30 31 31 32 29 34 Net interest income, on a taxable-equivalent adjustment basis 4,176 4,142 4,166 4,268 4,052 4,449 Net interest income, on a taxable-equivalent basis (as calculated above) 4,176 4,142 4,166 4,268 4,052 4,449 Noninterest income 2,833 2,620 2,698 2,764 2,815 2,726 Total net revenue 7,009 6,762 6,864 7,032 6,867 7,175 Less: Securities gains (losses), net (1) (116) (119) — (36) 3 Total net revenue, excluding net securities gains (losses) (a) 7,010 6,878 6,983 7,032 6,903 7,172 Percent change (b) 1.9% (0.7) % (3.8) % Less: Notable items (4) — — — — — (22) Total net revenue, excluding net securities gains (losses) and notable items (c) 7,010 6,878 6,983 7,032 6,903 7,194 Percent change (d) 1.9% (0.7) % (4.0) % Noninterest expense (e) 4,311 5,219 4,204 4,530 4,214 4,569 Percentage change (f) (17.4) % (7.2) % (7.8) % Less: Notable items (4) 109 1,015 — 284 26 310 Total noninterest expense, excluding notable items (g) 4,202 4,204 4,204 4,246 4,188 4,259 Percentage change (h) — % (1.0) % (1.7) % Operating leverage (b) - (f) 19.3% 6.5% 4.0 % Operating leverage, excl. notable items (d) - (h) 1.9% 0.3% (2.3) % Efficiency ratio (e) / (a) 61.5% 60.2% 61.0 % Efficiency ratio, excluding notable items (g) / (c) 59.9% 60.7% (3), (4) – see last page in appendix for corresponding notes

39©2025 U.S. Bank | Confidential Non-GAAP Financial Measures Three Months Ended (Dollars in Millions, Unaudited) March 31, 2024 March 31, 2023 December 31, 2023 December 31, 2022 Net interest income $ 3,985 $ 4,634 $ 4,111 $ 4,293 Taxable-equivalent adjustment (3) 30 34 31 32 Net interest income, on a taxable-equivalent adjustment basis 4,015 4,668 4,142 4,325 Net interest income, on a taxable-equivalent basis (as calculated above) 4,015 4,668 4,142 4,325 Noninterest income 2,700 2,507 2,620 2,043 Total net revenue 6,715 7,175 6,762 6,368 Less: Securities gains (losses), net 2 (32) (116) (18) Total net revenue, excluding net securities gains (losses) (a) 6,713 7,207 6,878 6,386 Percent change (b) (6.9) % 7.7 % Less: Notable items (4) — — — (381) Total net revenue, excluding net securities gains (losses) and notable items (c) 6,713 7,207 6,878 6,767 Percent change (d) (6.9) % 1.6 % Noninterest expense (e) 4,459 4,555 5,219 4,043 Percentage change (f) (2.1) % 29.1 % Less: Notable items (4) 265 244 1,015 90 Total noninterest expense, excluding notable items (g) 4,194 4,311 4,204 3,953 Percentage change (h) (2.7) % 6.3 % Operating leverage (b) - (f) (4.8) % (21.4) % Operating leverage, excl. notable items (d) - (h) (4.2) % (4.7) % Efficiency ratio (e) / (a) 66.4% 75.9 % Efficiency ratio, excluding notable items (g) / (c) 62.5% 61.1% (3), (4) – see last page in appendix for corresponding notes

40©2025 U.S. Bank | Confidential Non-GAAP Financial Measures Three Months Ended (Dollars in Millions, Unaudited) June 30, 2026 June 30, 2025 December 31, 2024 December 31, 2023 June 30, 2024 June 30, 2023 Fee revenue 3,374 2,981 2,834 2,618 2,851 2,723 Less: Notable items (4) — — — (118) — (22) Total fee revenue, excluding notable items 3,374 2,981 2,834 2,736 2,851 2,745 Percent change 13.2% 3.6% 3.9 % Less: BTIG fee revenue 98 — Total fee revenue, excluding BTIG fee revenue 3,276 2,981 Percentage change 9.9% (4) – s e l st page in appendix for corresponding notes Three Months Ended (Dollars in Millions, Unaudited) June 30, 2026 June 30, 2025 Capital markets revenue 512 315 Less: BTIG fee revenue 98 — Capital markets revenue, excluding BTIG fee revenue 414 315 Percentage change 31 % Three Months Ended (Dollars in Millions, Unaudited) June 30, 2026 March 31, 2026 Noninterest expense 4,428 4,265 Less: BTIG noninterest expense 84 — Total noninterest expense, excluding BTIG noninterest expense 4,344 4,265 Percentage change 1.9%

41©2025 U.S. Bank | Confidential Non-GAAP Financial Measures (4) – s e l st page in appendix for corresponding notes Three Months Ended (Dollars in Millions, Unaudited) December 31, 2025 December 31, 2024 June 30, 2025 June 30, 2024 March 31, 2025 March 31, 2024 Net income applicable to U.S. Bancorp common shareholders (a) $ 1,965 $ 1,581 $ 1,733 $ 1,518 $ 1,603 $ 1,209 Less: Notable items, including the impact of earnings allocated to participating stock awards (4) — (81) — (19) — (198) Net income applicable to U.S. Bancorp common shareholders, excluding notable items (b) 1,965 1,662 1,733 1,537 1,603 1,407 Average diluted common shares outstanding (c) 1,555 1,560 1,559 1,561 1,560 1,559 Diluted earnings per common share (a)/(c) $ 1.26 $ 1.01 $ 1.11 $ 0.97 $ 1.03 $ 0.78 Percentage change 25% 14% 32 % Diluted earnings per common share, excluding notable items (b)/(c) $ 1.26 $ 1.07 $ 1.11 $ 0.98 $ 1.03 $ 0.90 Percentage change 18% 13% 14 % Three Months Ended (Dollars in Millions, Unaudited) December 31, 2024 December 31, 2023 September 30, 2024 September 30, 2023 June 30, 2024 June 30, 2023 Net income applicable to U.S. Bancorp common shareholders (d) $ 1,581 $ 766 $ 1,601 $ 1,412 $ 1,518 $ 1,281 Less: Notable items, including the impact of earnings allocated to participating stock awards (4) (81) (775) — (212) (19) (429) Net income applicable to U.S. Bancorp common shareholders, excluding notable items (e) 1,662 1,541 1,601 1,624 1,537 1,710 Average diluted common shares outstanding (f) 1,560 1,558 1,561 1,549 1,561 1,533 Diluted earnings per common share (d)/(f) $ 1.01 $ 0.49 $ 1.03 $ 0.91 $ 0.97 $ 0.84 Percentage change 106% 13% 16 % Diluted earnings per common share, excluding notable items (e)/(f) $ 1.07 $ 0.99 $ 1.03 $ 1.05 $ 0.98 $ 1.12 Percentage change 8% (2) % (13) %

42©2025 U.S. Bank | Confidential Non-GAAP Financial Measures (4) – s e l st page in appendix for corresponding notes Three Months Ended (Dollars in Millions, Unaudited) March 31, 2024 March 31, 2023 December 31, 2023 December 31, 2022 Net income applicable to U.S. Bancorp common shareholders (a) $ 1,209 $ 1,592 $ 766 $ 853 Less: Notable items, including the impact of earnings allocated to participating stock awards (4) (198) (181) (775) (948) Net income applicable to U.S. Bancorp common shareholders, excluding notable items (b) 1,407 1,773 1,541 1,801 Average diluted common shares outstanding (c) 1,559 1,532 1,558 1,501 Diluted earnings per common share (a)/(c) $ 0.78 $ 1.04 $ 0.49 $ 0.57 Percentage change (25) % (14) % Diluted earnings per common share, excluding notable items (b)/(c) $ 0.90 $ 1.16 $ 0.99 $ 1.20 Percentage change (22) % (18) %

43©2025 U.S. Bank | Confidential Non-GAAP Financial Measures ($ in millions) Three Months Ended June 30, 2026 Line of Business Financial Performance Net Revenue Wealth, Corporate, Commercial and Institutional Banking $ 3,771 Consumer and Business Banking 2,373 Payment Services 1,812 Treasury and Corporate Support (244) Total Company 7,712 Less Treasury and Corporate Support (244) Total Company excluding Treasury and Corporate Support $ 7,956 Percent of Total Company Wealth, Corporate, Commercial and Institutional Banking 49 % Consumer and Business Banking 31 % Payment Services 23 % Treasury and Corporate Support (3) % Total Company 100 % Percent of Total Company excluding Treasury and Corporate Support Wealth, Corporate, Commercial and Institutional Banking 47 % Consumer and Business Banking 30 % Payment Services 23 % Total Company excluding Treasury and Corporate Support 100%

44©2025 U.S. Bank | Confidential Notes 1. Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements. 2. Includes Accumulated Other Comprehensive Income (AOCI) related to available for sale securities, pension plans, and available for sale to held to maturity transfers. 3. Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes. 4. Notable items for the three months ended December 31, 2024 of $109 million ($82 million net-of-tax) included lease impairments and operational efficiency actions. Notable items for the three months ended June 30, 2024 included a $26 million ($19 million net-of-tax) charge for the increase in FDIC special assessment. Notable items for the three months ended March 31, 2024 of $265 million ($199 million net-of-tax) included $155 million of merger and integration-related charges and a $110 million charge for the increase in the FDIC special assessment. Notable items for the three months ended December 31, 2023 of $1.1 billion ($780 million net-of-tax, including a $70 million discrete tax benefit) included $(118) million of noninterest income related to investment securities balance sheet repositioning and capital management actions, $171 million of merger and integration-related charges, $734 million of FDIC special assessment charges and a $110 million charitable contribution. Notable items for the three months ended September 30, 2023 included $284 million ($213 million net-of-tax) of merger and integration-related charges. Notable items for the three months ended June 30, 2023 of $575 million ($432 million net-of-tax) included $(22) million of noninterest income related to balance sheet repositioning and capital management actions, $310 million of merger and integration-related charges, and $243 million of provision for credit losses related to balance sheet repositioning and capital management actions. Notable items for the three months ended March 31, 2023 included $244 million ($183 million net-of-tax) of merger and integration-related charges.

45©2025 U.S. Bank | Confidential 1. 2. 3. 4. Notable items for the three months ended December 31, 2022 of $1.3 billion ($952 million net-of-tax) included $(399) million of noninterest income related to balance sheet repositioning and capital management actions, $90 million of merger and integration-related charges and $791 million of provision for credit losses related to the acquisition of Union Bank and balance sheet optimization activities. Notes

46©2025 U.S. Bank | Confidential Thank you